Investor Briefing BARCLAYS GLOBAL CONSUMER STAPLES CONFERENCE SEPTEMBER 2019

Statements contained in this presentation that are not historical facts are forward-looking statements. Forward-looking statements relate to current expectations regarding our future financial condition, performance and results of operations, planned capital expenditures, long-term objectives of management, supply and demand, pricing trends and market forces, and integration plans and expected benefits of transactions and are often identified by the use of words and phrases such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "predict," "project," "should," "will," "would," "is likely to," "is expected to" or "will continue," or the negative of these terms or other comparable terminology. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected. Other factors that may cause actual results to differ from the forward-looking statements contained in this presentation and that may affect the company's prospects in general include, but are not limited to, (a) general economic and business conditions and the competitive conditions in the baked foods industry, including promotional and price competition, (b) changes in consumer demand for our products, including changes in consumer behavior, trends and preferences, including health and whole grain trends, and the movement toward more inexpensive store-branded products, (c) the success of productivity improvements and new product introductions, (d) a significant reduction in business with any of our major customers including a reduction from adverse developments in any of our customer's business, (e) fluctuations in commodity pricing, (f) energy and raw material costs and availability and hedging and counterparty risk, (g) our ability to fully integrate recent acquisitions into our business, (h) our ability to achieve cash flow from capital expenditures and acquisitions and the availability of new acquisitions that build shareholder value, (i) our ability to successfully implement our business strategies, including those strategies the company has initiated under Project Centennial, which may involve, among other things, the integration of recent acquisitions or the acquisition or disposition of assets at presently targeted values, the deployment of new systems and technology and an enhanced organizational structure, (j) consolidation within the baking industry and related industries, (k) disruptions in our direct-store delivery system, including litigation or an adverse ruling from a court or regulatory or government body that could affect the independent contractor classification of our independent distributors, (l) increasing legal complexity and legal proceedings that we are or may become subject to, (m) product recalls or safety concerns related to our products, and (n) the failure of our information technology systems to perform adequately, including any interruptions, intrusions or security breaches of such systems. The foregoing list of important factors does not include all such factors, nor necessarily present them in order of importance. In addition, you should consult other public disclosures made by the company, including the risk factors included in our most recently filed Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission ("SEC") and disclosures made in other filings with the SEC and company press releases, for other factors that may cause actual results to differ materially from those projected by the company. We caution you not to place undue reliance on forward-looking statements, as they speak only as of the date made and are inherently uncertain. The company undertakes no obligation to publicly revise or update such statements, except as required by law. Regarding Forward-Looking Statements

Presenters and Agenda Ryals McMullian President & Chief Executive Officer Steve Kinsey Chief Financial Officer & Chief Administrative Officer Business Overview & Strategic Priorities Financial Review & Outlook

Flowers Investment Highlights Priorities to Drive Margins Leading Brands in a Large and Stable Market Focus on Shareholder Returns Executing on strategies designed to manage costs, leverage data-driven insights, and reposition our company for success Operate the #1 organic bread and loaf bread brands in Dave’s Killer Bread and Nature’s Own and recently-acquired Canyon Bakehouse, the fastest growing gluten-free bread brand in the U.S. Dividend paid in 68 consecutive quarters and a management team that is aligned with shareholder interests Growth in Underdeveloped Markets Strategy developed to capitalize on underdeveloped regions and build share in $32-billion fresh bakery market

Business Overview Business Overview Value Creation Strategy Financial Review & Outlook

#1 loaf bread brand #1 organic bread brand #2 and FASTEST GROWING gluten-free bread brand in U.S. 98% consumer awareness Iconic snack cakes since 1914 Leading Fresh Bakery Brands Drive Our Business SALES OVERVIEW BRAND PORTFOLIO HIGHLIGHTS * 52 weeks ended Q2 2019 Source: Internal Sales Data Warehouse 52 Weeks Ending July 13, 2019 Store branded retail 16% TTM* Sales $4.0B

Fresh Bakery Market Overview $ in Billions Large and stable market $32B FRESH BAKERY MARKET RETAIL & FOODSERVICE US FRESH BAKERY - RETAIL OUTLETS $7.4B Foodservice1 Data for Retail Outlets sourced from IRI. FY 2018. Data for Foodservice sourced from Techonomic 2018 $24.2B Retail Breads, Snack Cakes, Tortillas2

Improving Competitive Position IRI Flowers custom data base Total US MultiOutlet – 12 weeks ended 14-Jul-2019 #2 Baker and Growing Share FRESH PACKAGED BREADS SHARE FLOWERS MARKET SHARE CHANGE

Smart, Disciplined M&A Driving Share Gains Organic Segment Source: Flowers Custom Database – IRi Total US Multi Outlet + C Store Gluten-free Segment Source: IRI Custom Scan Data Total US Multi Outlet + C Store combined with SPINS Total US Natural & Specialty Gourmet Channel Capturing growth by anticipating shifting consumer preferences TOTAL ORGANIC FRESH PACKAGED BREADS TOTAL GLUTEN-FREE FRESH PACKAGED BREADS FLO Share 63.6% FLO Share 20.9% $ in Millions

Underdeveloped Markets Provide Upside IRI Flowers custom data base Total US Multi Outlet + Convenience – 12 weeks ending July 14, 2019 13.7 37.0 24.5 24.8 4.7 27.1 41.8 26.4 28.2 25.6 22.1 24.1 7.2 32.3 37.8 22.7 FRESH PACKAGED BREADS CATEGORY DOLLAR SHARE IN THE US ■ Flowers ■ Bimbo USA ■ Store Brands ■ Independents Substantial room to grow share CALIFORNIA & WEST MID SOUTH, SOUTH CENTRAL, & SOUTHEAST NORTHEAST GREAT LAKES & PLAINS

Well Positioned as E-Commerce Accelerates Fresh Bakery E-Commerce Channel Facts: $518.9M channel, +59% YOY growth1 E-commerce is ~4% of total fresh bread & rolls category2 Flowers’ leading brands provide a competitive advantage in the E-commerce channel FRESH BREAD & ROLLS E-COMMERCE CHANNEL IRI Syndicated E Market Highlights, 52 weeks ended 6/30/2019 IRI Syndicated E Market Highlights, FLO dollar share for 13 weeks ended 6/30/2019 $ in Millions

Broad Scale Is a Platform for Profitable Growth 47 Operating bakeries of the U.S. population Warehouse distribution NATIONWIDE Channels served Grocery / Mass Natural & Organic Club & Dollar, C-store E-commerce Foodservice & Vending 9,200 employees 5,900 IDP* territories 85% Direct-store-distribution access to Information as of year-end fiscal 2018 * “IDP” – Independent Distributor Partners

Value Creation Strategy Business Overview Value Creation Strategy Financial Review & Outlook

PRIORITIZE MARGINS Reduce organizational and indirect costs Strategic pricing Optimize portfolio and network DEVELOP TEAM Restructure around priorities, drive execution Add critical capabilities to build brands, manage costs, and deliver insights SMART M&A Proactive M&A in product and geographic adjacencies in the baked foods category Pivot portfolio to growing bakery segments Project Centennial Defined our Strategic Priorities FOCUS ON BRANDS Prioritize national brands Invest in brand growth and innovation Streamline product assortment

We're Delivering on the Playbook

HIGHLIGHTS

	2017	2018	2019
TEAM	Designed new organization and hired CMO	Stood up business units and created PG&S*, FP&A* teams	Updated incentive comp framework
BRANDS	Launched DKB breakfast line	Launched *Nature's Own Perfectly Crafted* line	New ads for *Nature's Own, Wonder*
MARGINS	~$32M gross savings primarily from lower indirect spend	~$48M gross savings primarily from headcount reduction	Strategic pricing
M&A	Created S&V* team	Acquired Canyon Bakehouse	Hired VP Corp Dev


PEACH
SWEET ROLLS

* PG&S: Purchased Goods & Services, FP&A: Financial Planning & Analysis, S&V: Strategy & Ventures

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FlowersFoods

New Org Structure Enables Execution on Strategic Priorities Aligned with Strategy National Clarified Portfolio Roles Centralized Metrics that Matter Predictive Analytics Regional LEGACY ORGANIZATION NEW WAYS OF WORKING Locally Managed Duplicated Overlapping Inconsistent Historical Reporting Perspective Brand Strategies Cost Management Responsibilities KPIs Insights Providing a foundation for the company we want to become

Innovation and Marketing Investments in Key Brands Wonder Honey Buns drive in-store displays New media campaigns for Nature’s Own and Wonder Power of strategic partnerships: USO/Wonder/Tastykake Nature’s Own Perfectly Crafted driving brand share growth Tastykake Scoop Shop innovation driving brand growth Dave’s Killer Bread national launch of organic English Muffins Canyon Bakehouse #lovebreadagain campaign encourages fans to look for new Stay Fresh items

Nature’s Own & Wonder Creative Campaigns

Prioritizing Margin with Portfolio, Network Review Drive profitability with… Orient the Portfolio to… Optimize Network for… High-potential brands Disruptive innovation Value-over-volume Strategic customers Underdeveloped segments Today’s customer trends National scale Omni-channel Reduced complexity Workforce productivity Higher brand value Improved marketing ROI Profitable volume growth Capacity utilization Distribution efficiencies More scalable cost structure

Pursue Smart M&A in Adjacencies Disciplined approach to M&A to expand position and diversify in high-growth bakery categories GROW IN-STORE BAKERY/DELI Grow specialty brands on the store perimeter Focus on platform assets that bring new capabilities BUILD ON LEADING FOODSERVICE POSITION Expanding share of growing specialty products Leverage scale to be a strategic partner with foodservice customers GROW BAKED SNACKS Evolve cake strategy to leverage dual-brand capabilities Further diversify into snacking

Financial Review & Outlook Business Overview Value Creation Strategy Financial Review & Outlook

Project Centennial Roadmap

	FY 2017 – 2018	FY 2019 & Beyond
Focus	• Generate savings • Design future organization	• Invest in growth • Leverage capabilities
Targets	• Sales growth: flat to +2% • EBITDA margins: ~12% to 13%	• Sales growth: 3% to 4% • EBITDA margins: ~13% to 14%
Progress Update/ Commentary	✓ Gross savings of $80M ✓ New org structure in place ✓ Sales growth on-target × Margins impacted by inflationary headwinds	• Sales growth from DKB, Canyon, strategic pricing • Margin targets pressured by product mix, soft volumes, inflation, competitive environment • Margin target timeline extended beyond 2021, enabled by multi-year portfolio and network optimization initiatives



Nature's Own
PERFECTLY
Crafted
Never any artificial preservatives, colors or flavors and NO high fructose corn syrup.
THICK SLICED
WHITE
BREAD

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FlowersFoods

Financial Progress Impacted by Inflationary Pressures Taking action to: Rationalize pricing Reduce stales & scrap Improve efficiencies Build a career- focused team Prioritize value over volume Address network complexity % CHANGE: YE16 THROUGH 19Q2TTM Delivered topline target Leveraged indirect costs * Income from operations adjusted for depreciation, amortization, and matters affecting comparability. See non-GAAP reconciliations in the appendix.

Track Record of Growing Free Cash Flow & Dividends * Operating Cash flow minus Capital Expenditures, see non-GAAP reconciliations in the appendix. Note: FY03, FY08, FY14 were 53 weeks. Strong free cash flow growth supports investments in the business, M&A strategy and capital returns $ in Millions FREE CASH FLOWS AND DIVIDEND GROWTH Top Line Drivers Market share gains Strategic acquisitions Cash Flow Drivers Growing sales Focus on cash margins Predictable capex

Balanced Capital Allocation *53-week year Capital Allocation Principles: Capex to support core business growth Maintain investment grade credit rating Support strong dividend Smart, disciplined acquisitions Opportunistic share repurchases $ in Millions CAPITAL ALLOCATION

Investment-Grade Credit Rating Commitment MAINTAINING FLEXIBILITY TO CAPITALIZE ON VALUE-CREATING OPPORTUNITIES Total Debt (ex-lease liabilities) Track-record of debt reduction following acquisitions Aggregate Maturities at 19Q2 (Maturities)* At 19Q2, leverage ratio of 2.1X, ~$587M available liquidity on undrawn borrowing arrangements *Maturities exclude unamortized debt discount and issuance costs (Amounts in millions)

FY 2019 Outlook *(Revised August 7, 2019)*


Nature's Own
PERFECTLY
Crafted
THICK SLICED
WHITE

REVENUE CHG[1]

+2.0% to +4.0%

ADJ EPS[2]

$0.94 to $0.99

OTHER

Depreciation & amortization — $150 to $155 million

Other pension expense — Approx. $3 million

Net interest expense — Approx. $12 million

Effective tax rate — 24.0% to 25.0%

Diluted shares outstanding — Approx. 212.0 million

Capital expenditures — $110 to $120 million

Back-Half Considerations:

- Category volume elasticities
- Commodity market volatility may affect promotional environment
- Labor markets remain tight with higher wages
- Higher bakery workforce turnover is driving reduced manufacturing efficiencies
- Freight costs remain elevated

1. Canyon Bakehouse expected to contribute 1.8% to 2.0% of overall sales growth.
2. Adjusted for matters affecting comparability. See non-GAAP reconciliations in the appendix.

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FlowersFoods

Our Vision As America’s premier baker, we craft foods that make people smile. We are driven by a passion to boldly grow our business through inspiring leadership, teamwork, and creativity. Today 1919 1968 1968 to 2018 One family-owned bakery in Thomasville, GA More than 100 acquisitions Listed publicly as FLO Proudly Celebrating 100 Years!

Regarding Non-GAAP Financial Measures The company prepares its consolidated financial statements in accordance with U.S. generally accepted accounting principles (GAAP). However, from time to time, the company may present, in its public statements, press releases and SEC filings, non-GAAP financial measures such as, but not limited to: EBITDA; EBITDA margin; gross margin excluding depreciation and amortization; adjusted EBITDA; adjusted EBITDA margin; adjusted net income; adjusted operating income (or adjusted EBIT); adjusted earnings per share; adjusted income tax expense; adjusted selling, distribution and administrative expenses (SD&A); and ratio of net debt to adjusted EBITDA. The reconciliations attached provide reconciliations of the non-GAAP financial measures used in this presentation to the most comparable GAAP financial measure. The company’s definitions of these non-GAAP financial measures may differ from similarly titled measures used by others. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, financial information prepared in accordance with GAAP. The company defines EBITDA as income from operations adjusted for depreciation and amortization. The company believes that EBITDA is a useful tool for managing the operations of its business and is an indicator of the company's ability to incur and service indebtedness and generate free cash flow. EBITDA is used as the primary performance measure in the company's 2014 Omnibus Equity and Incentive Compensation Plan. Furthermore, pursuant to the terms of the company’s credit facility, EBITDA is used to determine the company's compliance with certain financial covenants. The company also believes that EBITDA is commonly reported and widely used by investors and other interested parties as a measure of a company's operating performance and debt servicing ability because EBITDA assists in comparing performance on a consistent basis without regard to depreciation or amortization, which can vary significantly depending upon accounting methods and non-operating factors (such as historical cost). EBITDA should not be considered an alternative to (a) income from operations or net income (loss) as a measure of the company’s operating performance, (b) cash flows provided by (disbursed for) operating, investing and financing activities (as determined in accordance with GAAP) as a measure of the company's ability to meet its cash needs, or (c) any other indicator of performance or liquidity that has been determined in accordance with GAAP. The company’s non-GAAP financial measures generally exclude the impact of certain matters affecting comparability. The company believes that these non-GAAP financial measures, when considered together with its GAAP financial results, provide management, investors and other interested parties with a more complete understanding of its business, financial condition and results of operations, including underlying trends, by excluding the impact of certain matters affecting comparability.

Reconciliation of Non-GAAP Financial Measures

Reconciliation of Non-GAAP Financial Measures

Reconciliation of Non-GAAP Financial Measures

Reconciliation of Non-GAAP Financial Measures